EXHIBIT 32.1
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         THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED CHIEF
EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF CLARK, INC. ON THE BASIS OF SUCH OFFICERS' KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  CERTIFICATION
                                  -------------

         In connection with the Quarterly Report of Clark, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on May 10, 2004 (the "Report"), I, Tom Wamberg, President and Chief Executive Officer and I, Jeffrey W. Lemajeur, Chief Financial Officer, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Tom Wamberg
                                            ------------------------------------
                                            Name:    Tom Wamberg
                                            Title:   President and
                                                     Chief Executive Officer
                                            Date:    May 10, 2004



                                            /s/ Jeffrey W. Lemajeur
                                            ------------------------------------
                                            Name:    Jeffrey W. Lemajeur
                                            Title:   Chief Financial Officer
                                            Date:    May 10, 2004






         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.